Exhibit 99.1

Katapult Announces First Quarter 2021 Financial Results

NEW YORK – June 15, 2021 – Katapult Holdings, Inc. (“Katapult” or the “Company”) (NASDAQ: KPLT), an e-commerce focused financial technology company, today announced financial results for the first quarter ended March 31, 2021.

“We are pleased to report strong first quarter 2021 results and excited to begin a new chapter as a publicly traded company. Our results reflect solid execution and a strong positive trajectory in our business as we continue to onboard more merchants and drive growth with our existing customers” said Orlando Zayas, CEO of Katapult. “Looking to the remainder of 2021 and beyond, we are excited about the breadth of opportunities available to us to continue to expand our business and build long-term shareholder value.”

First Quarter 2021 Financial and Operating Highlights:

●	Total Revenue for the first quarter was $80.6 million, an increase of 88% year-over-year, driven by strong growth in originations as we continue to add new merchant relationships and expand with our existing merchants.

●	Gross Originations were $63.7 million, an increase of 71% from $37.2 million in Q1 2021.

●	Onboarded 26 new retailers in the first quarter of 2021, including Motorola, Simply Mac, and Cybertron.

●	Our Adjusted EBITDA in the first quarter was $14.7 million, up 122% from $6.6 million in the first quarter of 2020, primarily reflecting the scalability of our business as revenue growth is outpacing our operating expense growth.

●	Net Income was $8.1 million in the first quarter, up 120% year-over-year. Adjusted Net Income for the first quarter was $9.3 million, up 146% from $3.8 million in the first quarter of 2020.

Recent Business Highlights

●	Listed as a new public company following completion of a business combination with FinServ Acquisition Corp. (“FinServ”) that closed on June 9, 2021.

●	Katapult Holdings, Inc., and its common stock and warrants began trading on the Nasdaq Stock Market under the ticker symbols “KPLT” and “KPLTW”, respectively on June 10, 2021.

●	Announced new Board of Directors comprising of proven leaders. Brian Hirsch, Managing Partner at Tribeca Venture Partners, will serve as Chairman of Katapult’s newly formed Board of Directors.

Key Operating Metrics, GAAP and Non-GAAP Financial Measures

($ million) Unaudited

	Three Months Ended March 31,
	2021	2020	Growth
Gross Originations[1]	$63.7	$37.2	71%
Revenue	$80.6	$42.9	88%
Net Income	$8.1	$3.7	120%
Adjusted Net Income	$9.3	$3.8	146%
Adjusted EBITDA	$14.7	$6.6	122%

Adjusted EBITDA Margin	18%	15%

[1]

Gross Originations are defined as the retail price of the merchandise associated with lease-purchase agreements entered into during the period through the Katapult platform. Net Originations were $51.9 million and $31.4 million for the three months ended March 31, 2021 and 2020, respectively representing an increase of 65% year-over-year. Effective 2021 and going forward, the Company will be reporting Gross Originations, as we believe this metric is more representative of the underlying growth of our business as Net Originations are continuously revised over subsequent periods and Gross Originations is more consistent with how our public peers report volume.

2021 Financial Guidance

As of June 15, 2021, Katapult anticipates FY 2021 Gross Originations, Revenue and Adjusted EBITDA to be in the following ranges:

●	Gross Originations: $375-$425 million

●	Revenue: $425-$475 million

●	Adjusted EBITDA: $50-$60 million

Basis of Presentation

The financial information as of and for the three months ended March 31, 2021 and as of December 31, 2020 and the three months ended March 31, 2020 included in this press release reflects, and is based upon, information of Katapult Holdings, Inc. prior to giving effect to the business combination with FinServ Acquisition Corp. completed on June 9, 2021 (as further discussed below).

Conference Call and Webcast

Katapult will host a conference call and webcast at 8:00 AM ET to discuss the company’s financial results.

A live audio webcast of the event will be available on the Katapult Investor Relations website at http://ir.katapultholdings.com/.

A live dial-in will be available at (888) 302-0680 (domestic) or (281) 962-4859 (international). The conference ID number is 1591375. Shortly after the conclusion of the call, a replay of this conference call will be available through 11:00 AM ET on June 29, 2021 at (855) 859-2056 (domestic) or (404) 537-3406 (international). The replay passcode is 1591375.

About Katapult

Katapult is a next generation platform for digital and mobile-first commerce for the nonprime consumer. Katapult provides POS lease purchase options for consumers challenged with accessing traditional financial products who are seeking to obtain everyday durable goods. The Company has developed a sophisticated end-to-end technology platform that enables seamless integration with merchants, underwriting capabilities that exceed the industry standard, and exceptional customer experiences.

Business Combination

On June 9, 2021, FinServ Acquisition Corp., a special purpose acquisition company, announced that they completed their previously announced business combination under which FinServ acquired Katapult Holdings, Inc. for approximately $842 million in total consideration. Upon completion of the business combination, the combined company changed its name to Katapult Holdings, Inc., and its common stock and warrants began trading on the Nasdaq Stock Market under the ticker symbols “KPLT” and “KPLTW”, respectively on June 10, 2021.

Forward-Looking Statements

Certain statements included in this Press Release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Press Release, and on the current expectations of Katapult’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Katapult. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the transaction with FinServ; risks relating to the uncertainty of the projected financial information with respect to Katapult; risks related to the concentration of Katapult’s business among a relatively small number of merchants; the effects of competition on Katapult’s future business; the impact of the COVID-19 pandemic on Katapult’s business; the ability of Katapult to issue equity or equity-linked securities or obtain debt financing in the future, and those factors discussed in FinServ’s final prospectus dated October 31, 2019 and Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and FinServ’s registration statement on Form S-4 which was declared effective on May 14, 2021, in each case, under the heading “Risk Factors,” and other documents of FinServ filed, or to be filed by Katapult, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Katapult does not presently know or that Katapult currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Katapult’s expectations, plans or forecasts of future events and views as of the date of this Press Release. Katapult anticipates that subsequent events and developments will cause Katapult’s assessments to change. However, while Katapult may elect to update these forward-looking statements at some point in the future, Katapult specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Katapult’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Certain market data information in this Press Release is based on the estimates of Katapult management. Katapult obtained the industry, market and competitive position data used throughout this Press Release from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Katapult believes its estimates to be accurate as of the date of this Press Release. However, this information may prove to be inaccurate because of the method by which Katapult obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process.

Non-GAAP Financial Measures

To supplement the financial measures presented in this press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: Adjusted EBITDA, Adjusted Net Income, Gross Originations, and Net Originations.

Adjusted EBITDA is defined as net income before interest expense and other fees, loss on extinquishment of debt, provision for income taxes, depreciation and amortization on property and equipment, impairment of leased assets, stock compensation expense, change in fair value of warrant liability, transaction costs associated with the merger, legal fees associated with investor transactions, and employee recruiting costs. Adjusted Net Income is defined as net income before loss on extinquishment of debt, stock compensation expense, change in fair value of warrant liability, transaction costs associated with the merger, legal fees associated with investor transactions, and employee recruiting costs.

Gross Originations are defined as the retail price of the merchandise associated with lease-purchase agreements entered into during the period through the Katapult platform. Gross Originations do not represent revenue earned. However, we believe this is a useful operating metric for both the Company and investors to use in assessing the volume of transactions that take place on our platforms. Net Originations are defined as Gross Originations less modifications and cancellations that occur in the period.

Management believes the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing operating performance. However, these non-GAAP measures exclude items that are significant in understanding and assessing Katapult’s financial results or position. Therefore, these measures should not be considered in isolation or as alternatives to revenue, net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Katapult’s presentation of these measures may not be comparable to similarly titled measures used by other companies.

A reconciliation of our forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the adjusting items necessary for such reconciliations that have not yet occurred, are out of our control, or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information, which could be material to future results.

Contacts

Katapult Vice President of Investor Relations

Bill Wright

917-750-0346

ir@katapultholdings.com

Katapult Investor Contact

William Maina

ICR for Katapult

646-277-1236

Katapult-IR@icrinc.com

Press Inquiries:

Tribe Builder Media

Kristen Shea

929-367-8993

press@tribebuildermedia.com

KATAPULT HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(Amounts in thousands)

	March 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash	$67,788	$65,622
Restricted cash	2,877	3,975
Accounts receivable, net of allowance for doubtful accounts of $3,611 and $4,372 at March 31, 2021 and December 31, 2020, respectively	1,343	1,636
Property held for lease, net of accumulated depreciation and impairment	67,590	66,737
Prepaid expenses and other current assets	3,273	1,248
Total current assets	142,871	139,218
Property and equipment, net	403	330
Security deposits	91	91
Capitalized software and intangible assets, net	336	188
Total assets	$143,701	$139,827
LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$2,202	$1,688
Accrued liabilities	12,173	12,967
Unearned revenue	3,032	2,652
Total current liabilities	17,407	17,307
Revolving line of credit	68,400	74,316
Long term debt	37,487	36,413
Other liabilities	13,102	12,740
Total liabilities	136,396	140,776
COMMITMENTS AND CONTINGENCIES
REDEEMABLE CONVERTIBLE PREFERRED STOCK
Redeemable convertible preferred stock (Series C), $.001 par value-- 95,415,981 shares authorized; 68,589,913 shares issued and outstanding at March 31, 2021 and December 31, 2020	49,894	49,894
STOCKHOLDERS’ DEFICIT
Common stock, $.001 par value-- 120,000,000 shares authorized; 9,781,884 and 9,524,440 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	10	10
Additional paid-in capital	7,360	7,196
Accumulated deficit	(49,959)	(58,049)
Total stockholders’ deficit	(42,589)	(50,843)
Total liabilities, redeemable convertible preferred stock and stockholders’ deficit	$143,701	$139,827

KATAPULT HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(Amounts in thousands, except per share amounts)

	Three Months Ended March 31,
	2021	2020
Revenue
Rental revenue	$80,625	$42,578
Other revenue	10	264
Service fees	-	46
Total revenue	80,635	42,888
Cost of revenue	52,882	27,333
Gross profit	27,753	15,555
Operating expenses:
Servicing costs	1,138	980
Underwriting fees	467	479
Professional and consulting fees	1,534	222
Technology and data analytics	1,715	1,828
Bad debt expense	4,887	3,388
General and administrative	3,599	1,924
Total operating expenses	13,340	8,821
Income from operations	14,413	6,734
Interest expense and other fees	(4,140)	(2,985)
Change in fair value of warrant liability	(358)	-
Income before provision for income taxes	9,915	3,749
Provision for income taxes	(1,825)	(79)
Net income and comprehensive income	$8,090	$3,670
Net income and comprehensive income available to common shareholders	$695	$293
Net income per share:
Basic	$0.07	$0.03
Diluted	$0.02	$0.01
Weighted average shares used in computing net income per share:
Basic	9,650,717	8,686,478
Diluted	30,414,536	23,867,235

KATAPULT HOLDINGS, INC.

RECONCILIATION OF NON-GAAP MEASURES (Unaudited)

(Amounts in thousands)

	Three Months Ended March 31,
Adjusted EBITDA	2021	2020
Net income	$8,090	$3,670
Add back:
Interest expense and other fees	4,140	2,985
Change in fair value of warrant liability	358	-
Provision for income taxes	1,825	79
Depreciation and amortization on property and equipment	48	20
Impairment of leased assets	(625)	(246)
Stock compensation expense	80	77
Employee recruiting costs	106	34
Transaction costs associated with merger	676	-
Adjusted EBITDA	$14,698	$6,619

	Three Months Ended March 31,
Adjusted Net Income	2021	2020
Net income	$8,090	$3,670
Add back:
Change in fair value of warrant liability	358	-
Stock compensation expense	80	77
Employee recruiting costs	106	34
Transaction costs associated with merger	676	-
Adjusted net income	$9,310	$3,781